Filed Pursuant to Rule 497(e)
1933 Act File No. 333-141421
1940 Act File No. 811-22038

Bear Stearns Active ETF Trust

March 31, 2008

Supplement to the Prospectus
dated March 10, 2008

Fees and Expenses

The Fees and Expenses section of the prospectus is amended to read in its entirety as follows:

FEES AND EXPENSES

The table below lists the fees and expenses that you may pay if you buy and hold Bear Stearns Current Yield Shares. The other expenses listed in the table are estimates based on the expenses the Fund expects to incur for the fiscal year ending December 31, 2008. For a discussion of the transaction fees associated with the purchase and redemption of Creation Units applicable to Authorized Participants, see the section of this Prospectus entitled “Creation and Redemption of Creation Units — Transaction Fees.”

SHAREHOLDER FEES (fees paid directly from your investment)	None
Fixed Creation/Redemption Fee[1]	$250
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the Fund’s assets)
Management Fees[2]	0.30%
Distribution and/or Service (12b-1) Fees[3]	0.00%
Other Expenses[4]	0.26%

Total Annual Fund Operating Expenses	0.56%
Expense Reimbursement[5]	(0.21%)

Total Net Annual Fund Operating Expenses	0.35%

Investors who buy and sell Bear Stearns Current Yield Shares through brokers or dealers will also incur customary brokerage commissions, dealer mark-ups and mark-downs and other charges. These expenses are not included in the table set forth above.

    1        A fixed transaction fee equal to $250 is applicable to each creation and redemption transaction, regardless of the number of Creation Units. From time to time, the Fund may waive this fixed transaction fee.

    2        The Fund pays the Advisor a single, unified management fee. The Fund compensates the Trustees of the Trust who are not “interested persons” of the Fund (as defined in the Investment Company Act).

    3        The Fund has adopted a Service and Distribution Plan pursuant to which the Fund may bear a Rule 12b-1 fee not to exceed 0.10% per annum of the Fund’s average daily net assets. The Trust’s Board of Trustees has resolved not to authorize the payment of Rule 12b-1 fees prior to March 10, 2009.

    4        Other expenses have been estimated for the Fund’s initial fiscal year ending December 31, 2008 assuming Fund net assets of $300 million. Actual other expenses may be higher or lower if the Fund’s net assets are less than $300 million or greater than $300 million, respectively, at the end of the Fund’s initial fiscal year.

    5        The Advisor has contractually agreed to reimburse the Fund for operating expenses, excluding extraordinary expenses, to the extent that the Fund’s Total Annual Operating Expenses, as a percentage of the Fund’s average daily net assets, exceed 0.35% through April 30, 2009.

Example of Expenses for Investors Transacting in Bear Stearns Current Yield Shares

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Bear Stearns Current Yield Shares at the end of these periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$36	$134

These examples are illustrative only and do not represent the Fund’s actual expenses and returns, either past or future. Investors are cautioned that the expenses of frequent trading of Bear Stearns Current Yield Shares in the Secondary Market, in the form of brokerage commissions, market premiums or discounts, or other transaction charges, could exceed investment returns, resulting in economic loss. Additionally, if the Fund invests in another investment company, the Fund’s investors will indirectly bear the Fund’s proportionate share of the fees and expenses paid by that investment company.

Creation and Redemption of Creation Units

The second paragraph of the section of the prospectus titled “Creation and Redemption of Creation Units – Transaction Fees” is amended to read in its entirety as follows:

The approximate value of one Creation Unit of the Fund as of March 28, 2008 is $5,000,000. Assuming an investment in a Creation Unit of $5,000,000 and a 5.0% return each year, and the Annual Fund Operating Expenses, the total cost would be $17,907 if the Creation Unit is redeemed after one year and $67,166 if the Creation Unit is redeemed after three years. The above examples are illustrative only and do not represent the Fund’s actual expenses and returns, either past or future.

Dividends and Distributions

The first paragraph of the Dividends and Distributions section of the prospectus is amended to read in its entirety as follows:

The Fund accrues income and expenses daily. Shareholders of record on the third business day of each month will receive a dividend of the net amount accrued during the prior month. Monthly distributions are comprised of income accrued on the Fund’s assets less expenses (“Net Income”). The Fund anticipates that most of its dividends will consist of ordinary income, which includes realized net short-term capital gain.

The date of this Supplement is March 31, 2008.

Please retain this Supplement for future reference.